UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  February 25, 2020

DPW HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Shipyard Way, Suite E, Newport Beach, CA 92663

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DPW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 24, 2020, (the “Closing Date”), DPW Holdings, Inc., a Delaware corporation (the “Company”) entered into a Securities Purchase Agreement (the “Agreement”) with Ault & Company, Inc., a Delaware corporation and a stockholder of the Company (the “Ault & Company”). Milton C. Ault, III, the Company’s Chief Executive Officer and Chairman of the Board of Directors, is the Chairman of the Board of Directors and Chief Executive Officer of Ault & Company. William B. Horne, the Company’s Chief Financial Officer and Vice Chairman of the Board of Directors, is the Vice Chairman of the Board of Directors and Chief Financial Officer of Ault & Company.

Pursuant to the terms of the Agreement, Ault & Company will invest at its sole and absolute discretion up to $15,000,000 (the “Purchase Price”) in the Company through the purchase of the Company’s Series C Convertible Preferred Stock (“Series C Preferred Stock”), during the period commencing on the Closing Date and ending on the earlier of (i) March 23, 2025, or (ii) the closing date on which the sum of the aggregate purchase price for all the shares of the Series C Preferred Stock equals the Purchase Price. Each share of Series C Preferred Stock, par value $0.001, shall be purchased at $1,000 (the “Stated Value”) for up to a maximum issuance of 15,000 shares of Series C Preferred Stock. Each share of Series C Preferred Stock shall become convertible into such number of fully paid and non-assessable shares of the Company’s common stock (“Common Stock”) for $1.76 per share, subject to adjustments.

Upon the voluntary or involuntary liquidation, dissolution or winding up of the Company’s affairs, then, before any distribution or payment shall be made to the holders of any Common Stock or any other class or series of junior stock, the holders of the Series C Preferred Stock shall be entitled to receive out liquidating distributions in the amount of $1,000.00 per share. The holders of Series C Preferred Stock shall be entitled to vote with holders of outstanding shares of Common Stock, voting on an “as converted” basis together as a single class, with respect to any and all matters presented to the stockholders of the Company.

Finally, in order to meet the requirement of the NYSE American, Ault & Company may not convert such shares of Series C Preferred Stock into shares of Common Stock without approval of the Company’s stockholders and the NYSE American.

The foregoing description of the Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the document which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated by reference herein.

The shares of Series C Preferred Stock described in this Current Report on Form 8-K are being offered and sold to Ault & Company in reliance upon exemption from the registration requirements under Section 4(a)(2) under the Securities Act of 1933, as amended.

Item 3.03.	Material Modification to Rights of Security Holders.

The filing of the Amendment (as defined below) and the issuance of the Series C Preferred Stock affects the holders of common stock of the Company to the extent provided for in the Amendment. The information included in Items 1.01 and 5.03, below, including the description of the Amendment, is incorporated by reference into this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 is incorporated by reference herein.

As previously reported on Current Report on Form 8-K filed with the Securities and Exchange Commission on February 28, 2019, the board of directors (the “Board”) of the Company, authorized the designation of a new series of preferred stock out of its available preferred stock and authorized the issuance of up to 2,500 shares of the Series C Preferred Stock. On February 27, 2019, the Company filed a Certificate of Designations of Rights and Preferences of Series C Convertible Redeemable Preferred Stock (the “Certificate of Designations”) to its Certificate of Incorporation, with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of the Series C Preferred Stock. Each such share of Series C Preferred Stock entitled its holder to vote with holders of outstanding shares of Common Stock, voting together as a single class, with respect to any and all matters presented to the stockholders of the Company for their action or consideration on an “as converted” basis together with the Common Stock. As set forth in the Certificate of Designations, the Series C Preferred Stock was convertible into such number of fully paid and non-assessable shares of Common Stock for $0.12 per share, subject to adjustments. In addition, the Series C Preferred Stock was mandatorily redeemable by the Company after five years from the date of issuance. No shares of the Series C Preferred Stock have been issued as of the date hereof.

On February 24, 2020, the Board approved an Amended and Restated Certificate of Designations of Rights and Preferences of Series C Convertible Preferred Stock (the “Amendment”) amending the conversion price to $1.76 per share of Common Stock and eliminating the redemption provisions. No other amendment to the Certificate of Designations was made. On February 24, 2020, the Company filed the Amendment with the Secretary of State of the State of Delaware.

The foregoing description of the Amendment does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the document which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01 Exhibits and Financial Statements.

(d)           Exhibits:

Exhibit No.	Description

3.1	Form of Amended & Restated Certificate of Designations of Rights and Preferences of Series C Convertible Preferred Stock
10.1	Form of Securities Purchase Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPW HOLDINGS, INC. a Delaware corporation

Dated: February 25, 2020	/s/ Milton C. Ault, III Milton C. Ault, III Chief Executive Officer